EXECUTION COPY

                             INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT, dated as of August 18, 2003, is entered into among BANK OF AMERICA, N.A., as Senior Bank Agent and Senior Collateral Agent (as defined below), SILVER POINT FINANCE, LLC, as Senior Term Loan B Agent (as defined below) and as the future Senior Collateral Agent after a Discharge of Senior Bank Lender Claims (as defined below) has occurred, U.S. BANK NATIONAL ASSOCIATION, as trustee and collateral agent under the Indenture referred to below, and FOAMEX L.P., a Delaware limited partnership (the "Borrower").

                              W I T N E S S E T H :

     WHEREAS, the Borrower, one or more of its affiliates, the financial institutions party thereto as lenders and issuing banks, Citicorp USA, Inc., as administrative agent and collateral agent for such lenders and issuing banks (in such capacity, the "Predecessor Senior Collateral Agent") and The Bank of Nova Scotia, as funding agent and syndication agent for such lenders and issuing banks, entered into an Amended and Restated Credit Agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, as further amended and restated as of June 29, 1999, as further amended and restated as of March 25, 2002 and as further amended through but excluding the date hereof (such Amended and Restated Credit Agreement as so amended and restated and amended, the "Predecessor Senior Credit Agreement");

     WHEREAS, the Borrower, Foamex Capital Corporation, a Delaware corporation ("Foamex Capital"), and U.S. Bank National Association, as the trustee and the collateral agent (in its capacity as collateral agent, the "Trustee") under the Indenture referred to below, entered into an Indenture, dated as of March 25, 2002 (as such Indenture may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, the "Indenture") governing the rights and duties of the Borrower and Foamex Capital under the 10 3/4% Senior Secured Notes due 2009 (the "Senior Secured Notes");

     WHEREAS, in connection with the respective parties thereto entering into the Predecessor Senior Credit Agreement and the Indenture, the Predecessor Senior Collateral Agent, the Trustee and the Borrower entered into an Intercreditor Agreement dated as of March 25, 2002 (the "Predecessor Intercreditor Agreement");

     WHEREAS, the Borrower, certain of its affiliates, the financial institutions party thereto as lenders, Bank of America, N.A., as administrative agent (in such capacity, together with any successor in such capacity, the "Senior Bank Agent"), Banc of America Securities LLC and GECC Capital Markets Group, Inc., as co-lead arrangers, Banc of America Securities LLC, as sole book manager, General Electric Capital Corporation, as syndication agent, and Congress Financial Corporation (Central) and Bank One, NA (Main Office Chicago), as co-documentation agents, propose to enter into a Credit Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto and any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein as the "Senior Bank Credit Agreement");

     WHEREAS, the Borrower, certain of its affiliates, the lenders thereto as lenders and Silver Point Finance, LLC, as administrative agent (in such capacity, together with any successor in such capacity, the "Senior Term Loan B Agent"), propose to enter into a Credit Agreement, dated as of the date hereof
(as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto and any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein as the "Senior Term Loan B Credit Agreement");

     WHEREAS, certain of the proceeds of the advances to be made on the date hereof under the Senior Bank Credit Agreement and under the Senior Term Loan B Credit Agreement are intended to be used by the Borrower to refinance the indebtedness owing under the Predecessor Senior Credit Agreement; and

     WHEREAS, it is a condition precedent to the effectiveness of each of the Senior Bank Credit Agreement and the Senior Term Loan B Credit Agreement that the Senior Collateral Agent, the Senior Bank Agent (for itself and for the benefit of the Senior Lenders under the Senior Bank Credit Agreement), the Senior Term Loan B Agent (for itself and for the benefit of the Senior Lenders under the Senior Term Loan B Credit Agreement), the Trustee (for itself and for the benefit of the Noteholders) and the Borrower enter into this Agreement (which Agreement shall supersede and replace the Predecessor Intercreditor Agreement);

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:


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     Section 1.  Definitions.  As used in this  Agreement,  the following  terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated) and capitalized terms defined in the Senior Bank Credit Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Senior Bank Credit Agreement (and if (i) a Discharge of Senior Bank Lender Claims occurs, shall have the meanings ascribed to them in the Senior Term Loan B Credit Agreement or, if not defined in the Senior Term Loan B Credit Agreement, in the Senior Bank Credit Agreement in effect immediately prior to the termination thereof or (ii) a Discharge of Senior Lender Claims occurs, shall have the meanings ascribed to them in such Future First-Lien Credit Facility as may then be in effect):

     "Agreement"  shall  mean  this  Agreement,  as  amended,   supplemented  or
otherwise modified from time to time in accordance with the terms hereof.

     "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute.

     "Borrower" shall have the meaning set forth in the first paragraph hereof.

     "Business Day" shall mean any day other than Saturday, Sunday and a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

     "Common Collateral" shall mean all of the assets of the Borrower or any of its Subsidiaries whether real, personal or mixed, constituting both Senior Lender Collateral and Noteholder Collateral.

     "Comparable Noteholder Collateral Document" shall mean, in relation to any Common Collateral subject to any Senior Lender Collateral Document, that Noteholder Collateral Document which creates a security interest in the same Common Collateral, granted by the Borrower or same Guarantor, as applicable.

     "Discharge of Senior Lender Claims" shall mean, except to the extent otherwise provided in Section 5.6, payment in full of the principal of, interest and premium, if any, on all indebtedness outstanding under the Senior Credit Agreements and any other Future First-Lien Credit Facility or, with respect to Hedging Obligations or letters of credit outstanding under or in connection with any of the foregoing, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the relevant Senior Credit Agreement or such other First-Lien Credit Facility, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder, and payment in full of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest are paid.

     "Discharge of Senior Bank Lender Claims" shall mean the earlier of (x) payment in full of the principal of, interest and premium, if any, on all indebtedness outstanding under the Senior Bank Credit Agreement or, with respect to Hedging Obligations or letters of credit outstanding thereunder or in connection therewith, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Bank Credit Agreement, in each case after or concurrently with termination of all commitments to extend credit thereunder, and


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

payment in full of any other Senior Lender Claims owing under the Senior Bank Credit Agreement or any other Senior Lender Document executed in connection therewith that are due and payable at or prior to the time such principal and interest are paid and (y) the receipt by the Trustee and the Senior Term Loan B Agent of written notice by the Senior Bank Agent that the "Discharge of Senior Bank Lender Claims" has occurred.

     "Foamex Capital" shall have the meaning set forth in the recitals hereto.

     "Future First-Lien Credit Facility" shall mean any First-Lien Credit Facility (as defined in the Indenture) that is designated by the Borrower as a "First-Lien Credit Facility" for purposes of the Indenture (other than the Senior Credit Agreements referenced in the recitals hereto), provided that the Required Lenders under each Senior Credit Agreement then in effect have consented to such designation.

     "Future Other First-Lien Obligations" shall mean all Obligations, now or hereafter outstanding, of the Borrower or any of its Subsidiaries in respect of cash management services or Hedging Obligations that are designated by the Borrower as "Credit Agreement Obligations" for purposes of the Indenture (other than any Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations), provided that the Required Lenders under each Senior Credit Agreement then in effect have consented to such designation.

     "Guarantor" shall mean Foamex Capital and each Subsidiary of the Borrower that is a guarantor of any of the Noteholder Claims.

     "Hedging Obligations" shall mean, with respect to any Person, the obligations of such Person under (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.

     "Indebtedness" shall mean, with respect to any specified Person without duplication, any indebtedness of such Person, whether or not contingent (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or other similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker's acceptances; (d) representing obligations in connection with Capital Leases; (e) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit and reimbursement obligations in respect thereof) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of another Person secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) to the extent of the fair market value of such asset where the Indebtedness so secured is not the Indebtedness of the specified Person and, to the extent not otherwise included, the guaranty by the specified Person of the Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due,


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


in the case of any other Indebtedness. Hedging Obligations and Obligations under the Tax Sharing Agreement shall not constitute Indebtedness, except to the extent they appear on the balance sheet of the Borrower. Indebtedness of the Borrower and its Restricted Subsidiaries (as defined in the Indenture) shall not include (A) any Indebtedness of a Receivables Subsidiary (as defined in the Indenture) solely by reason of representations, warranties, covenants and indemnities entered into by the Borrower or any of its Restricted Subsidiaries which are reasonably customary in a Receivables Transaction (as defined in the Indenture) and (B) any Indebtedness of the Borrower or any of its Restricted Subsidiaries that has been either satisfied and discharged or defeased through covenant defeasance or legal defeasance.

     "Indenture" shall have the meaning set forth in the recitals hereto.

     "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Borrower or any Guarantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any Guarantor or with respect to any of their respective assets,
(c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower or any Guarantor.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance, lien or preference priority or other security agreement or other preferential arrangement whatsoever, including, without limitation, any right of setoff, any conditional sale or other title retention agreement, the interest of a lessor under a lease or any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.

     "Noteholder Claims" shall mean all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to the Noteholder Documents or any of them.

     "Noteholder Collateral" shall mean all of the assets of the Borrower or any Guarantor whether real, personal or mixed, in which the Noteholders or the Trustee or any of them now or hereafter holds a Lien as security for any Noteholder Claim.

     "Noteholder Collateral Documents" shall mean the Noteholder Security Agreement, the Noteholder Mortgages, and any document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise pursuant to which a Lien is granted by the Borrower or a Guarantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, renewed, extended, supplemented or modified from time to time.

     "Noteholder Documents" shall mean the Indenture, the Notes (as defined in the Indenture), the Noteholder Collateral Documents, any document or instrument evidencing any


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


Other Second-Lien Obligations (as defined in the Indenture) and any other related document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise evidencing any Noteholder Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

     "Noteholder Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by the Borrower or any Subsidiary is granted to secure any Noteholder Claims or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, renewed, extended, supplemented or modified.

     "Noteholder Security Agreement" shall mean the Pledge and Security Agreement, dated as of March 25, 2002, between the Borrower, the Guarantors and the Trustee, as the same may be amended, renewed, extended, supplemented or modified.

     "Noteholders" shall mean the Persons holding Noteholder Claims.

     "Obligations" shall mean any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness (including any obligation to post cash collateral in respect of letters of credit and any other obligations), or any obligation for cash management services or Hedging Obligations.

     "Person"   shall  mean  any  person,   individual,   sole   proprietorship,
partnership, joint venture, corporation, unincorporated organization, association, institution, entity or other party, including, without limitation, any government and any political subdivision, agency or instrumentality thereof.

     "Pledged Collateral" shall mean the "Pledged Notes" and the "Pledged Stock" under, and as defined in, the Security Agreement, cash and other items in the Lockbox Accounts, and any other property in the possession of the Senior Collateral Agent (or its agents or bailees).

     "Predecessor Intercreditor Agreement" shall have the meaning set forth in the recitals hereto.

     "Predecessor Senior Collateral Agent" shall have the meaning set forth in the recitals hereto.

     "Predecessor Senior Credit Agreement" shall have the meaning set forth in the recitals hereto.

     "Recovery" shall have the meaning set forth in Section 6.5 hereof.

     "Required Lenders" shall mean, with respect to any amendment or modification of any Senior Credit Agreement, or any termination or waiver of any provision of any Senior Credit Agreement, or any consent or departure by the Borrower therefrom, those Senior Lenders, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure; provided that, for purposes of this Agreement, the Required Lenders under each of the Senior Bank Credit Agreement and the Senior Term Loan B Credit


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


Agreement shall mean the Majority Lenders under and as defined in such respective Senior Credit Agreement.

     "Senior Agent" shall mean each of the Senior Bank Agent and the Senior Term Loan B Agent, including, as appropriate, in its capacity as the Senior Collateral Agent, and any other Senior Collateral Agent.

     "Senior Bank Agent" shall have the meaning set forth in the recitals hereto.

     "Senior Bank Credit Agreement" shall have the meaning set forth in the recitals hereto.

     "Senior Collateral Agent" shall mean (i) until a Discharge of Senior Bank Lender Claims has occurred, the Senior Bank Agent or any successor administrative agent under the Senior Bank Credit Agreement, or if there is no acting administrative agent under the Senior Bank Credit Agreement, the Required Lenders under the Senior Bank Credit Agreement, (ii) after a Discharge of Senior Bank Lender Claims has occurred but prior to all Senior Lender Claims under the Senior Term Loan B Credit Agreement having been paid in full in cash, the Senior Term Loan B Agent or any successor administrative agent under the Senior Term Loan B Credit Agreement, or if there is no acting administrative agent under the Senior Term Loan B Credit Agreement, the Required Lenders under the Senior Term Loan B Credit Agreement and (iii) thereafter, the then acting collateral agent for the Senior Lenders (or if there is more than one agent, a majority of them) under the Senior Lender Documents then in effect and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Collateral Agent under the Senior Credit Agreement then in effect, the Required Lenders under the Senior Credit Agreement then in effect.

     "Senior Credit Agreement" shall mean each of the Senior Bank Credit Agreement and the Senior Term Loan B Credit Agreement; provided that if at any time a Discharge of Senior Lender Claims occurs with respect to the Senior Credit Agreements referenced in the recitals hereto (without giving effect to Section 5.6), then, to the extent provided in Section 5.6, the term "Senior Credit Agreement" shall mean the Future First-Lien Credit Facility designated by the Borrower in accordance with the terms of such section.

     "Senior Lender Cash Management Obligations" shall mean all Obligations (as defined in any Senior Credit Agreement or any Future First-Lien Credit Facility), now or hereafter outstanding, of the Borrower or any of its Subsidiaries in respect of cash management services.

     "Senior Lender Claims" shall mean (a) all Indebtedness, now or hereafter outstanding, under one or more of the Senior Lender Documents, including any Future First-Lien Credit Facilities, the Indebtedness under each of which (i) constitutes Permitted Debt (as defined in the Indenture) or is otherwise permitted by the Indenture and (ii) is designated by the Borrower as "Credit Agreement Obligations" for purposes of the Indenture (and the Borrower hereby designates all "Obligations" as defined in each of the Senior Credit Agreements referenced in the recitals hereto as "Credit Agreement Obligations" for purposes of the Indenture), (b) all other Obligations, now or hereafter outstanding, not constituting Indebtedness


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


of the Borrower or a Guarantor under the Senior Lender Documents or any such other Future First-Lien Credit Facility, including, without limitation, all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations and (c) all Future Other First-Lien Obligations. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the applicable Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to any of the Senior Lender Claims (whether by or on behalf of the Borrower or any Guarantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in the first sentence of this definition, any Obligation under any of the Senior Lender Documents or any Future First-Lien Credit Facility (including, without limitation, any such Obligation in respect of cash management services or Hedging Obligations) shall constitute a "Senior Lender Claim" if any Senior Agent shall have received a representation from the Borrower in any of the Senior Lender Documents evidencing, governing or otherwise relating to such Obligation (or a certificate from an authorized officer of the Borrower delivered in connection with any of such Senior Lender Documents) that such Obligation constitutes a "Credit Agreement Obligation", under and as defined in the Indenture (whether or not such Obligation was at any time determined not to have been permitted to be incurred under the Indenture).

     "Senior Lender Collateral" shall mean all of the assets of Foamex International Inc., FMXI, the Borrower or any of the Borrower's Subsidiaries whether real, personal or mixed, in which the Senior Lenders or any Senior Agent or any of the foregoing Persons now or hereafter holds a Lien as security for any Senior Lender Claim.

     "Senior Lender Collateral Documents" shall mean the Security Agreement, the Mortgages, the Mexican Security Documents, and any Loan Document or other document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

     "Senior Lender Documents" shall mean the Senior Credit Agreements and each of the other Loan Documents (as defined in any Senior Credit Agreement or any Future First-Lien Credit Facility) (including, without limitation, each document or instrument evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation), all documents and instruments evidencing any other obligation under any Senior Credit Agreement or any Future First-Lien Credit Facility or any Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing, governing or relating to any Senior Lender Claims, as any such document or instrument may from time to time be amended, renewed, restated, supplemented or otherwise modified.


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     "Senior Lender Hedging  Obligations"  shall mean Obligations (as defined in any Senior Credit Agreement or any Future First-Lien Credit Facility), now or hereafter outstanding, constituting Hedging Obligations of the Borrower or any of its Subsidiaries.

     "Senior Lender Intercreditor Agreement" shall mean the Lien Intercreditor Agreement, dated as of the date hereof, between the Senior Bank Agent and the Senior Term Loan B Agent and acknowledged and agreed to by the Borrower and certain of its affiliates, as the same may be amended, renewed, extended, supplemented or modified from time to time.

     "Senior Lenders" shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Collateral Agent and each other Senior Agent.

     "Senior Secured Notes" shall have the meaning set forth in the recitals hereto.

     "Senior Term Loan B Agent" shall have the meaning set forth in the recitals hereto.

     "Senior Term Loan B Credit Agreement" shall have the meaning set forth in the recitals hereto.

     "Trustee" shall include, in addition to the Trustee referred to in the recitals hereto, the then acting collateral agent under the Indenture and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Indenture, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.

     "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

     Section 2. Lien Priorities.

     2.1 Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Trustee or any of the Noteholders on the Common Collateral or of any Liens granted to any Senior Agent or any of the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, the Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Common Collateral securing any or all of the Senior Lender Claims now or hereafter held by any Senior Agent or any of the Senior Lenders shall be senior and prior to any Lien on the Common Collateral securing any or all of the Noteholder Claims; and (b) any Lien on the Common Collateral now or hereafter held by the Trustee or any of the Noteholders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any or all of the Senior Lender Claims. All Liens on the Common Collateral securing any or all of the Senior Lender Claims shall be and remain senior to all Liens on the Common Collateral securing any or all of the Noteholder Claims for all purposes, whether or not any such Liens securing any of the Senior Lender Claims are subordinated to any Lien securing any other obligation of the Borrower or any Guarantor.

     2.2 Prohibition on Contesting Liens. Each of the Trustee, for itself and on behalf of each Noteholder, and each Senior Agent, for itself and on behalf of each Senior Lender for which it is acting as administrative agent, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by any Senior Agent or any of the Senior Lenders in any of the Senior Lender Collateral or by the Trustee or any of the Noteholders in any of the Common Collateral, as the case may be.

     2.3 No New Liens. So long as the Discharge of Senior Lender Claims has not occurred, (a) the parties hereto agree that, after the date hereof, if the Trustee or any Noteholder shall hold any Lien on any assets of Foamex International Inc. or any of its Subsidiaries securing any of the Noteholder Claims that are not also subject to the first-priority (ahead of the Trustee and the Noteholders) Lien of each Senior Agent under the relevant Senior Lender Documents, the Trustee, upon demand by the Senior Collateral Agent, will either release (or cause the release of) such Lien or assign it (or cause it to be assigned) to the Senior Collateral Agent as security for the Senior Lender Claims, and (b) the Borrower agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Borrower to grant a Lien on any of its assets, in favor of the Trustee or any of the Noteholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of each Senior Agent or the Senior Lenders for which each Senior Agent is acting as administrative agent.

     Section 3. Enforcement.

     3.1 Exercise of Remedies.

     (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, (i) the Trustee and the Noteholders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by any Senior Agent or any Senior Lender, the exercise of any right under any Lockbox Agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Trustee or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Agents and the Senior Lenders or any of them from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the Senior Agents and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of the Trustee or any Noteholder; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any Guarantor, the Trustee may file a claim or statement of interest with respect to the Noteholder Claims, and (B) the Trustee may take any action not adverse to the Liens on the Common Collateral securing any of the Senior Lender Claims in order to preserve or protect its rights in the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Senior Agents and the Senior Lenders or any of them may enforce the provisions of the relevant Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

     (b) The Trustee, on behalf of itself and the Noteholders, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in Section 3.1(a)(ii) above, the sole right of the Trustee and the Noteholders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

     (c) Subject to the proviso in Section 3.1(a)(ii) above, (a) the Trustee, for itself and on behalf of the Noteholders, agrees that the Trustee and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by any Senior Agent or any Senior Lender under any of the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of any Common Collateral, whether by foreclosure or otherwise, and (b) the Trustee, for itself and on behalf of the Noteholders, hereby waives any and all rights it or any of the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which any Senior Agent or any of the Senior Lenders seek to enforce or collect any Senior Lender Claims or any Liens granted in any of the Senior Lender Collateral.

     3.2 Cooperation. Subject to the proviso in Section 3.1(a)(ii) above, the Trustee, on behalf of itself and the Noteholders, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Senior Collateral Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Noteholder Documents or otherwise.

     Section 4. Payments.

     4.1 Application of Proceeds. As long as the Discharge of Senior Lender Claims has not occurred, the cash proceeds of Common Collateral received in connection with the sale of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the relevant Senior Agent (or, to the extent applicable, delivered by such Senior Agent to the relevant other Senior Agent to be applied) to the Senior Lender Claims in such order as specified in the Senior Lender Intercreditor Agreement and (to the extent not inconsistent with the Senior Lender Intercreditor Agreement) the relevant Senior Credit

Agreement until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Senior Collateral Agent shall deliver to the Trustee any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

     4.2 Payments Over. Any Common Collateral or proceeds thereof received by the Trustee or any Noteholder in connection with the exercise of any right or remedy (including setoff) relating to any Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Collateral Agent is hereby authorized to make any such endorsements as agent for the Trustee or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

     Section 5. Other Agreements.

     5.1 Releases.

     (a) If in connection with:

          (i) the exercise of any Senior Agent's remedies in respect of any of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Common Collateral;

          (ii) any sale, lease, exchange, transfer or other disposition of Common Collateral permitted under the terms of any Senior Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section
     4.10 of the Indenture (Asset Sales); or

          (iii) any agreement between any Senior Agent and the Borrower to release such Senior Agent's Lien on any portion of the Common Collateral or to release any Guarantor from its obligations under its guaranty of the Senior Lender Claims owing under the relevant Senior Credit Agreement for which such Senior Agent is acting as administrative agent, which release is not otherwise prohibited by the terms of the Noteholder Documents;

all Senior Agents, for themselves or on behalf of their respective Senior Lenders, release any of their Liens on any part of the Common Collateral (or any Guarantor from its obligations under its guaranty of the relevant Senior Lender Claims), the Liens, if any, of the Trustee, for itself or for the benefit of the Noteholders, on such Common Collateral (and the obligations of such Guarantor under its guaranty of the Noteholder Claims) shall be automatically, unconditionally and simultaneously released and the Trustee, for itself or on behalf of any such Noteholder, promptly shall execute and deliver to the Senior Collateral Agent or the Borrower such termination statements, releases and other documents as the Senior Collateral Agent or the Borrower may request to effectively confirm such release.

     (b) The Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Senior Collateral Agent and any officer or agent of the

Senior Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Trustee or such holder or in the Senior Collateral Agent's own name, from time to time in the Senior Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release.

     5.2 Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Senior Agents and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Borrower under the relevant Senior Lender Documents, to adjust settlement for any insurance policy covering any Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting any Common Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect to Common Collateral shall be paid to the Senior Collateral Agent for the benefit of the relevant Senior Lenders to the extent required under the relevant Senior Credit Agreements and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct; provided, however, that from and after the Revolving Loan Commitment Termination Date, all such proceeds shall be paid to the Senior Collateral Agent for the benefit of the Senior Lenders until the Discharge of Senior Lender Claims has occurred and thereafter to the Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Collateral Agent in accordance with the terms of Section 4.2.

     5.3 Amendments to Noteholder Collateral Documents.

     (a) Without the prior written consent of the Senior Agents and the Required Lenders under each of the Senior Credit Agreements, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would be inconsistent with any of the terms of any of the Senior Lender Documents or this Agreement. The Trustee agrees that each Noteholder Collateral Document shall include the following language:

     "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of August 18, 2003 (as amended, modified, supplemented or replaced from time to time, the "Intercreditor Agreement"), among Bank of America, N.A., as Senior Bank
     Agent and Senior Collateral Agent, Silver Point Finance, LLC, as Senior Term Loan B Agent, and U.S. Bank National Association, as Trustee, and Foamex L.P. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

In addition, the Trustee agrees that (i) each Noteholder Mortgage covering any Common Collateral shall contain such other language as the Senior Collateral
Agent may reasonably request to reflect the subordination of such Noteholder Mortgage to the Mortgage covering such Common Collateral and (ii) each Uniform Commercial Code financing statement naming the Trustee as secured party covering any Common Collateral shall be amended in a manner reasonably satisfactory to the Senior Collateral Agent to reflect the lien subordination agreed to in this Agreement.

     (b) In the event the Senior Collateral Agent or the Required Lenders under the Senior Credit Agreement for which the Senior Collateral Agent is acting as administrative agent enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Lender Collateral Document or changing in any manner the rights of the Senior Collateral Agent, any of the Senior Lenders, the Borrower or any of the Guarantors thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Trustee or the Noteholders and without any action by the Trustee, the Borrower or any Guarantor; provided, however, (A) that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 and
(B) notice of such amendment, waiver or consent shall have been given to the Trustee.

     5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Trustee and the Noteholders may exercise rights and remedies as an unsecured creditor against the Borrower and its Subsidiaries in accordance with the terms of the Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Trustee or any Noteholders of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Trustee or any Noteholder of rights or remedies as a secured creditor or enforcement of any Lien held by any of them in contravention of this Agreement. In the event the Trustee or any Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies any Senior Agent or any of the Senior Lenders may have with respect to the Senior Lender Collateral.

     5.5 Bailee for Perfection.

     (a) The Senior Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Noteholder Security Agreement, subject to the terms and conditions of this Section 5.5.

     (b) Until the Discharge of Senior Lender Claims has occurred, the Senior Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the relevant Senior Lender Documents as if the Lien of the Trustee under the Noteholder Security Agreement did not exist. The rights of the Trustee shall at all times be subject to the terms of this Agreement and to each Senior Agent's rights under the Senior Lender Documents.

     (c) The Senior Collateral Agent shall have no obligation whatsoever to the Trustee or any Noteholder to assure that the Pledged Collateral is genuine or owned by the Borrower or any of its Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Trustee for purposes of perfecting the Lien held by the Trustee.

     (d) The Senior Collateral Agent shall not have by reason of the Noteholder Security Agreement or this Agreement or any other document a fiduciary relationship in respect of the Trustee or any Noteholder.

     (e) Upon the Discharge of Senior Lender Claims, the Senior Collateral Agent shall deliver to the Trustee the Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) together with any necessary endorsements (or otherwise allow the Trustee to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

     5.6 When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Lender Claims has occurred the Borrower designates any Future First-Lien Credit Facility to be the "Senior Credit Agreement" hereunder, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of notice of such designation (including the identity of the new Senior Collateral Agent), the Trustee shall promptly deliver to the Senior Collateral Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Senior Collateral Agent to obtain control of such Pledged Collateral).

     Section 6. Insolvency or Liquidation Proceedings.

     6.1 Financing Issues. If the Borrower or any Guarantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Agent or any Senior Lender shall desire to permit the use of cash collateral or to permit the Borrower to obtain financing under Section 363 or Section 364 of the Bankruptcy Code ("DIP Financing"), then the Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent any of the Liens securing any Senior Lender Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the same Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to Senior Lender Claims under this Agreement.

     6.2 Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Trustee, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common
Collateral, without the prior written consent of the Senior Agents and the Required Lenders under each of the Senior Credit Agreements.

     6.3 Adequate Protection. The Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by any Senior Agent or any of the Senior Lenders for adequate protection or (b) any objection by any Senior Agent or any of the Senior Lenders to any motion, relief, action or proceeding based on any Senior Agent or any of the Senior Lenders claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under Section 363 or
Section 364 of the Bankruptcy Code, then the Trustee, on behalf of itself or any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Senior Lender Claims under this Agreement, and (ii) in the event the Trustee, on behalf of itself and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Trustee, on behalf of itself and the Noteholders, agrees that each Senior Agent shall also be granted a senior Lien on such additional collateral as security for the relevant Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to any Senior Agent or any of the Senior Lenders as adequate protection on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement.

     6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit any Senior Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Trustee or any of the Noteholders, including, without limitation, the seeking by the Trustee or any Noteholder of adequate protection or the asserting by the Trustee or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise.

     6.5 Preference Issues. If any Senior Agent or any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Guarantor any amount (a "Recovery"), then the relevant Senior Lender Claims shall be reinstated to the extent of such Recovery and the relevant Senior Agent and/or Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

     Section 7. Reliance; Waivers; etc.

     7.1 Reliance. The consent by the Senior Lenders to the Lien on the Common Collateral granted to the Trustee on behalf of the Noteholders and all loans and other extensions of credit made or deemed made on and after the date hereof by any Senior Agent or any of the Senior Lenders to the Borrower shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on any Senior Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

     7.2 No Warranties or Liability. The Trustee, on behalf of itself and the Noteholders, acknowledges and agrees that none of the Senior Agents or Senior Lenders have made any express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Agents and the Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Agents and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Agent nor any Senior Lender shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower (including, without limitation, the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

     7.3 No Waiver of Lien Priorities.

     (a) No right of the Senior Lenders, the Senior Agents or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any of the Guarantors or by any act or failure to act by any Senior Lender or any Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Senior Agents or the Senior Lenders, or any of them, may have or be otherwise charged with.

     (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the Guarantors under the Senior Lender Documents), the Senior Lenders, the Senior Agents and any of them may, at any time and from time to time, without the consent of, or notice to, the Trustee or any Noteholder, without incurring any liabilities to the Trustee or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Trustee or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

          (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Claims or any Lien in any Senior Lender Collateral or guaranty thereof or any liability of the Borrower or any Guarantor or any other Person, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of any of the Senior Lender Claims, without any restriction as to the amount, tenor or terms of any such increase or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any of the Senior Lenders or any of the Senior Agents, any of the Senior Lender Claims or any of the Senior Lender Documents);

          (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of the Borrower, any Guarantor or any other Person to any of the Senior Lenders or Senior Agents, or any liability incurred directly or indirectly in respect thereof;

          (iii) settle or compromise any Senior Lender Claim or any other liability of the Borrower, any Guarantor or any other Person or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, any of the Senior Lender Claims) in any manner or order; and

          (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any Guarantor or any other Person, elect any remedy and otherwise deal freely with the Borrower, any Guarantor and any other Person and any Senior Lender Collateral and any security and any guarantor or any liability of the Borrower or any Guarantor to any Senior Agent or any of the Senior Lenders or any liability incurred directly or indirectly in respect thereof.

     (c) The Trustee, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Senior Agents shall have no liability to the Trustee or any Noteholder, and the Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or any Senior Agent, arising out of any and all actions which any of the Senior Lenders or any Senior Agent may take or permit or omit to take with respect to: (i) any of the Senior Lender Documents, (ii) the collection of any of the Senior Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any of the Senior Lender Collateral. The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Senior Agents have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise.

     (d) The Trustee, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

     7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agents and the Senior Lenders and the Trustee and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

     (a) any lack of validity or enforceability of any Senior Lender Documents or any Noteholder Documents;

     (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

     (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

     (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any Guarantor; or

     (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any Guarantor in respect of any of the Senior Lender Claims, or of the Trustee or any Noteholder in respect of this Agreement.

     Section 8. Miscellaneous.

     8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern. In the event of any conflict between any instruction, request or direction given by the Senior Collateral Agent to the Trustee or any Noteholder hereunder and any instruction, request or direction given by any other Senior Agent or any Senior Lender to the Trustee or any Noteholder hereunder, the instruction, request or direction given by the Senior Collateral Agent shall govern.

     8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Agents and Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower constituting Senior Lender Claims on the faith hereof. The Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

     8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by the Trustee, the Senior Collateral Agent and each Senior Agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Borrower and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement without the written consent of the Trustee, the Senior Collateral Agent and each Senior Agent, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of the Borrower or any Guarantor hereunder shall be made without the consent of the Borrower.

     8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The Senior Agents and the Senior Lenders, on the one hand, and the Trustee and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Senior Agents and the Senior Lenders shall have no duty to advise the Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event any Senior Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Trustee or any Noteholder, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

     8.5 Subrogation. The Trustee, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

     8.6  Application  of Payments.  As between the Senior Agents and the Senior
Lenders, on the one hand, and the Trustee and the Noteholders, on the other hand, all payments received by any of the Senior Agents and/or Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the relevant Senior Agents and/or Senior Lenders (as applicable), in their sole discretion, deem appropriate. The Trustee, on behalf of itself and the Noteholders, assents to any extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

     8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

     8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee and the Senior Agents, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

     8.9 Further Assurances. The Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Senior Agents and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as any Senior Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

     8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

     8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Agents, the Senior Lenders, the Trustee, the Noteholders and their respective permitted successors and assigns.

     8.12 Specific Performance. The Senior Collateral Agent may demand specific performance of this Agreement. The Trustee, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Collateral Agent.

     8.13 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

     8.14  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

     8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. By its signature, the Trustee represents and warrants to the Senior Collateral Agent and each Senior Agent that U.S. Bank National Association, as trustee, has Liens on assets of the Borrower or any of its Subsidiaries only in its capacity as Trustee and not in any other capacity or in its individual capacity.

     8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Collateral Agent, the Senior Agents and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Borrower, the Guarantors, the Trustee and the Noteholders and their respective permitted successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder. Notwithstanding anything to the contrary in this Agreement, the Borrower shall cause the Guarantors to comply with the terms of this Agreement.

     8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or Guarantors shall include the Borrower or any Guarantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding. The parties agree that, upon its effectiveness, this Agreement shall supersede the Predecessor Intercreditor Agreement, all references to the "Intercreditor Agreement" in the Noteholder Documents shall mean this Agreement as may be amended, amended and restated, supplemented, otherwise modified or replaced from time to time and all references to the "Senior Agent" in the Pledge and Security Agreement dated as of March 25, 2002 among the Borrower, the other grantors party thereto and the Trustee, as collateral agent, as amended, amended and restated, supplemented, otherwise modified or replaced from time to time (the "Trustee Security Agreement") shall mean the "Senior Collateral Agent" under and as defined in this Agreement (except for Section 4.4(d) and the definitions set forth in Section 1.1 of the Trustee Security Agreement, in which cases references to the "Senior Agent" shall mean the "Senior Agent" as defined in this Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                           Senior Collateral Agent and Senior Bank Agent:

                           BANK OF AMERICA, N.A., as Senior Collateral
                              Agent and Senior Bank Agent

                           By:   William J. Wilson
                                -----------------------------------------
                                Name:  William J. Wilson
                                Title: Vice President

                           Address:

                           335 Madison Avenue
                           New York, New York 10017
                           Attention: Business Credit - Account Executive Telecopy no.: (212) 503-7350
                           email address: louis.m.alexander@bankofamerica.com
                                                           ------------------

                           Senior Term Loan B Agent:

                           SILVER POINT FINANCE, LLC, as Senior Term
                              Loan B Agent

                           By:  /s/ Jeff Gelfand
                                ---------------------------------------------
                                Name:  Jeff Gelfand
                                Title: Authorized Signatory

                           Address:
                           600 Steamboat Road
                           Greenwich, Connecticut 06830
                           Attention: Mr. Zac Zeitlin
                           Telecopy no.: (203) 618-2669
                           email address:  zzeitlin@silverpointcapital.com
                                           -------------------------------

                           Trustee:

                           U.S. BANK NATIONAL
                              ASSOCIATION, as
                              Collateral Agent

                           By: /s/ Richard H. Prokosch
                               ---------------------------------------------
                               Name:   Richard H. Prokosch
                               Title:  Vice President

                           Address:

                           U.S. Bank Trust Center
                           60 Livingston Avenue
                           St. Paul, Minnesota 55107
                           Attention: Richard Prokosch
                           Telecopy no.: (651) 495-8097
                           email address: richard.prokosch@usbank.com
                                          ---------------------------

                           FOAMEX L.P.

                           By:  FMXI, Inc., its Managing General Partner

                                By:  /s/ George L. Karpinski
                                     --------------------------------------
                                     Name:  George L. Karpinski
                                     Title: Vice President

                           Address:

                           1000 Columbia Avenue
                           Linwood, Pennsylvania  19061-3997
                           Attention: Thomas E. Chorman
                           Telecopy no: (614) 849-3613
                           email address:  tchorman@foamex.com
                                           -------------------